Exhibit 10.17

CONFIDENTIAL TREATMENT

Status: Pending Order Date: 2010-08-19 Revision Number: 1 Date: 2010-08-19

Kayak Insertion Order: IO03850

Insertion Order Details

Customer IO/PO#	:	Contract Total Spend : [ ]*
Agency	:	Flight Dates: 2010-08-19 to 2011-02-18
Advertiser:	: Expedia UK
Client Campaign	: Expedia UK – Car CM2 – Aug10Feb11

IO Contact:

Company Name : Expedia UK

Sales Contact : Ido Padani

Title:

Email : ipadani@expedia.com

Phone : +44 (0) 207 019 2605

Fax :

Street Address : 42 Earlham Street

City : London

State :

Zip Code : W2CH 9LA

Bill To: Company Name: Expedia UK Sales Contact: Ido Padani Title: Email: ipadani@expedia.com Phone: +44 (0) 207 019 2605 Fax: Street Address: 42 Earlham Street City/State : London Zip: W2CH 9LA

Kayak Sales Contact:

Contact: Gareth Walton

Title: Senior Sales Manager

Email: gwalton@kayak.com

Phone: +44 (0)203 176 2062

Fax: 44 (0)203 176 2064

Kayak Trafficking & Billing Contact:

Contact: Rachel Coate

Email: rcoate@kayak.com

Phone:

Flight Dates

Start	End	Property(ies)/Product/Ad Size	Vertical/Targeting Type/Target	Quantity	Cost Model	Rate	Spend
10-03-03	10-09-02	Kayak.ES Compare Strip Front Door	Car Rental	[]*	CPC	[]*	[]*
10-03-03	10-09-02	Kayak.com IT Compare Strip Front Door	Car Rental	[]*	CPC	[]*	[]*
10-03-03	10-09-02	Kayak.com UK Compare Strip Front Door	Car Rental	[]*	CPC	[]*	[]*
10-03-03	10-09-02	Kayak.com DE Compare Strip Front Door	Car Rental	[]*	CPC	[]*	[]*
10-03-03	10-09-02	Kayak.FR Compare Strip Front Door	Car Rental	[]*	CPC	[]*	[]*
Total: []*

Legal Terms and Conditions:

Except as expressly set forth in the Modified or Additional Terms section below, this Insertion Order is a contract governed by law and by the Standard Terms and Conditions for Internet Advertising for Media Buys of One Year or Less v 2.0 (the “IAB Terms”) which terms are set forth below in full. If there is a conflict between the Modified or Additional Terms set forth below and the IAB Terms, the Modified or Additional Terms shall govern.

Modified or Additional Terms:

Bill Terms: Kayak Software Corporation	Payment Terms: Net 30
Legal Terms: Kayak Software Corporation

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Status: Pending Order Date: 2010-08-19 Revision Number: 1 Date: 2010-08-19

Kayak Insertion Order: IO03850

Notes:

Agency / Advertiser Authorized Signature:	(illegible)	Date:	(illegible)

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.